Revenues	12 Months Ended
Dec. 31, 2020
Revenues [Abstract]
Revenues	Revenues
Revenues are comprised of the following:

	Year Ended December 31
	2018	2019	2020
Time charter revenue	$191,977	$202,400	$198,382
Voyage charter revenue	1,113	—	2,603
Other income	8,458	4,282	5,050
Total	201,548	206,682	206,035

The Company generates its revenues from time charters or infrequently under voyage contracts. Time charter agreements may have renewal options for one to 12 months. The charter party generally provides typical warranties regarding the speed and the performance of the vessel as well as some owner protective restrictions such that the vessel is sent only to safe ports by the charterer, subject always to compliance with applicable sanction laws, and carry only lawful and non-hazardous cargo. The Company typically enters into time charters ranging from one month to five years and in isolated cases on longer terms depending on market conditions. The charterer has the full discretion over the ports visited, shipping routes and vessel speed, subject only to the owner protective restrictions discussed above. Vessels may also be chartered under voyage charters, where a contract is made for the use of a vessel under which the Company is paid freight on the basis of moving cargo from a loading port to a discharge port. Voyage hire is typically paid partially upon initiation of the voyage and partially upon completion of the performance obligation.

During the year ended December 31, 2018, 2019 and 2020, the Company generated revenue from its time charters of $191,977, $202,400 and $198,382, respectively. Scrubber fitted vessels are able to earn a premium attributable to the use of the scrubbers installed on board the vessels, to reduce the sulfur content of fuels due to new legislation effective January 1, 2020, which amounted to $16,331 and included in time charter revenue for the year ended December 31, 2020.

As of December 31, 2020, the time charters under which the Company vessels were employed had remaining term ranging from less than one month to six months based on the minimum duration of the contracts, excluding six vessels that were employed under time charters for a original duration of five years and two vessels which were on long term time charters for periods of ten or twenty years with a remaining tenor ranging between 1 to 11 years.

As of December 31, 2019, no vessel was employed under a voyage charter. As of December 31, 2020, one of the voyage charters that began during the year was in progress and ended after December 31, 2020, and one voyage charter entered in December 2020, had not initiated the performance obligation, i.e. the relevant vessel had not arrived at the loading port. As of December 31, 2020, contract assets representing voyage costs of $38, incurred between the contract date and the date of the vessel’s arrival at the loading port are included in prepaid expenses and other current assets. As of December 31, 2020, the aggregate amount of the transaction price allocated to the remaining performance obligation is $222, all of which had been collected as of December 31, 2020, and the entity will recognize this revenue over the time of the voyage until its completion which is during the first quarter of 2021.